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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: July 27, 2006
                        (Date of earliest event reported)

                                  McAFEE, INC.
               (Exact Name of Registrant as specified in Charter)

          Delaware                      001-31216               77-0316593
(State or other Jurisdiction       Commission File No.:      (I.R.S. Employer
      of incorporation)                                     Identification No.)

                               3965 Freedom Circle
                          Santa Clara, California 95054
          (Address of Principal Executive Offices, including zip code)

                                 (408) 346-3832
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02(a) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
             AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     As a result of McAfee's previously announced independent review of its historical stock option grant practices and related accounting, McAfee's Special Committee of independent directors conducting this review has reached the conclusion that, pursuant to the requirements of Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25), the actual accounting measurement dates for certain historical stock options differ from the measurement dates previously used for such awards. The Special Committee has not yet completed its review. As a result, the Special Committee has determined that new accounting measurement dates will apply to the affected option grants. McAfee believes that it is more likely than not that the amount of such additional adjustments relating to prior periods will be material and that McAfee will restate its financial statements in at least one, and potentially several, prior periods.

     McAfee has concluded that its previously issued financial statements for the fiscal years 2003, 2004, 2005, which are included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, the Quarterly Reports on Form 10-Q filed with respect to each of these fiscal years and the financial statements included in the Company's Quarterly Report on Form 10-Q for the first quarter of fiscal year 2006, should no longer be relied upon. In addition, in the event that a restatement of these financial statements is required, it likely will affect financial statements for prior periods.

     Because the Special Committee's review is ongoing, McAfee has not determined the aggregate amount of additional non-cash stock-based compensation expense, nor has it determined the amount of such expense to be recorded in any specific prior period or in any future period, nor has it determined the tax consequences that may result from these adjustments. McAfee also expects that expenses arising from the Special Committee's review, any potential restatement of financial statements and related activities, which will be recorded in the periods incurred, will be significant.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MCAFEE, INC.


Date: July 27, 2006                             By:  /s/ Eric F. Brown
                                                     ---------------------------
                                                     Eric F. Brown
                                                     Chief Operating Officer and
                                                     Chief Financial Officer

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